UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2020

VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-5759			65-0949535
(Commission File Number)			(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard	Miami	Florida	33137
(Address of Principal Executive Offices)			(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to 12(b) of the Act:

Title of each class:	Trading	Name of each exchange
	Symbol(s)	on which registered:
Common stock, par value $0.10 per share	VGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders

On May 28, 2020, Vector Group Ltd. held its 2020 annual meeting of stockholders, where stockholders considered and voted upon the following proposals:
Proposal 1: Election of Directors.
Each of the directors nominated was elected based on the following votes:

Nominee	For	Withheld	Broker Non-Votes (1)

Bennett S. LeBow	87,711,952	18,383,117	28,059,441
Howard M. Lorber	87,940,477	18,154,592	28,059,441
Ronald J. Bernstein	87,688,063	18,407,006	28,059,441
Stanley S. Arkin	53,433,042	52,662,027	28,059,441
Henry C. Beinstein	86,767,914	19,327,155	28,059,441
Paul V. Carlucci	55,122,130	50,972,939	28,059,441
Jean E. Sharpe	61,479,931	44,615,138	28,059,441
Barry Watkins	87,002,767	19,092,302	28,059,441
(1)    Under the Company's governing documents, broker non-votes have no effect on the outcome of the matter acted on.
Proposal 2: Advisory approval of executive compensation (say on pay).
The advisory vote to approve the compensation of the Company’s named executive officers received the following votes:

For	Against	Abstain	Broker Non-Votes (1)
33,205,768	72,298,306	590,995	28,059,441
(1)    Under the Company's governing documents, broker non-votes have no effect on the outcome of the matter acted on.
Proposal 3: Approval of ratification of Deloitte & Touche LLP as independent registered public accounting firm for the year ending December 31, 2020.
The selection of the independent registered public accounting firm received the following votes:

For	Against	Abstain
132,758,638	972,789	423,083

Proposal 4: Advisory approval of shareholder proposal regarding the adoption of a shareholder “proxy access” bylaw
The stockholder proposal entitled “shareholder proxy access" received the following votes:

For	Against	Abstain	Broker Non-Votes (1)
20,027,713	85,187,338	880,019	28,059,440
(1)    Under the Company's governing documents, broker non-votes have no effect on the outcome of the matter acted on.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.

By:	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Senior Vice President, Treasurer and Chief Financial Officer
Date: May 29, 2020